Exhibit 10.31

04/39086

Books of Council and Session

Extract Registered 17 Nov 2004

LEASE

CUMBERNAULD LIMITED PARTNERSHIP

BIOSIL LIMITED

TODS MURRAY LLP

DX ED58 EDINBURGH

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04/39086

AT EDINBURGH the Seventeenth day of November Two thousand and four the Deed hereinafter reproduced was presented for registration in the Books of the Lords of Council and Session for preservation and execution and is registered in the said Books as follows:-

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	29.	To observe statutory requirements, fire precautions regulations and Insurers requirements:	18

	30.	To inform the Landlord of Notices:	19

	31.	To observe title conditions:	19

	32.	Servitudes:	19

	33.	Not to duplicate Insurance:	20

	34.	To indemnify the Landlord:	20

	35.	Re-letting Notices:	21

	36.	To remove:	21

4.	LANDLORD’S OBLIGATIONS		23

	1.	Warrandice:	23

	2.	Insurance:	23

	3.	Application of insurance monies:	23

	4.	Services:	24

5.	PROVISOS		25

	1.	Irritancy:	25

	2.	No implied servitudes:	26

	3.	No restrictions on adjoining property:	26

	4.	No compensation:	26

	5.	Common Parts:	27

	6.	Rei Interitus not to apply:	27

	7.	Loss of Rent insurance monies:	27

	8.	Notices:	28

	9.	Demand for rent:	28

	10.	Disclaimer of liability:	29

	11.	Approvals:	29

6.	RENT REVIEW		29

	1.	Date of review:	29

	2.	Valuation:	30

	3.	Decision on rental value:	31

	4.	Upwards only:	32

	5.	Payment after date of review:	32

	6.	Statutory Restriction:	32

	7.	Memorandum:	33

7.	LAW OF SCOTLAND		33

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LEASE

Between

GE CAPITAL CORPORATION (CUMBERNAULD GP) LIMITED, A company incorporated under the Companies Acts (Company Number 4222551) and having its Registered office at Clarges House, 6-12 Clarges Street, London W1J 8DH and KENMORE BIRMINGHAM LIMITED a company incorporated under the Companies Acts (Company Number 3723500)) and having its Registered Office at 6-8 James Street, London, W1V 1ED as general partners and as such trustees of THE CUMBERNAULD LIMITED PARTNERSHIP, having principal place of business at 6-8 James Street, London, W1V lED (hereinafter designed “the Landlord”)

and

BIOSIL LIMITED, incorporated in the Isle of Man, (Registered Number 50222) and having their Registered Office at 10M Business Park, Cooil Road, Douglas, Isle of Man (hereinafter designed “the Tenant”)

1.	DEFINITIONS AND INTERPRETATION

In the Lease unless there is something in the subject or context inconsistent therewith the words and phrases following shall have the meanings specified:-

1.1.	Definitions:

1.1 (a)	“the Accounting Period” means (i) the period ending on 27th August next following the Date of Entry and (ii) each subsequent year or period ending on 27th August (or such other date, to be notified to the Tenant, as the Landlord may nominate from time to time) which commences during the Period of this Lease.

1.1 (b)	“the Common Parts” means (i) all parts of the Landlord’s Development which do not from time to time comprise Lettable Units and shall without limitation include all roads, footpaths, pavements, car parking areas, passageways, forecourts, entrances, exits, walls, fences, hedges, gates and gateposts, landscaped areas, trees, shrubs, plants and flowers, notices, sign-boards, street lighting, security apparatus, Service Media and all buildings, plant and equipment relative to any of the foregoing and (ii) to the extent not adopted for maintenance by the relevant local authority, all roads and footpaths serving the Landlord’s Development.

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1.1 (c)	“the Common Services” means the services set out in Part V of the Schedule.

1.1 (d)	“the Common Service Cost” means the aggregate of costs and expenditure reasonably and properly incurred by the Landlord in any Accounting Period in carrying out or providing the carrying out of the Common Services and any other costs and expenditure reasonably and properly incurred by the Landlord in connection with the Landlord’s Development and the expression “costs and expenditure properly incurred by the Landlord” shall be deemed to include not only those costs, expenses and outgoings which have actually been disbursed, incurred or made by the Landlord in any Accounting Period but shall also include, without limitation (i) a reasonable charge by the Landlord in respect of the costs of management (including without limitation the costs of collection of the rent and any other sums due under the Lease) to the extent that they are not included in the costs described in paragraph (ii) of this sub-clause, (ii) the reasonable costs of employing managing agents and (iii) the reasonable costs of employing any accountant, surveyor and agent or any of them employed to determine, record and certify:-

(iii) (a) the cost of providing the Common Services and the other matters previously referred to in this Sub-clause; and

(iii) (b) the Interim Sum; and

(iii) (c) the Service Charge.

1.1 (e)	“the Full Cost of Reinstatement” means the costs (including the cost of shoring up, demolition and site clearance, Architects’, Surveyors’ and other professional fees and Value Added Tax where applicable) which would be likely to be incurred in reinstating the Landlord’s Development at the time when such reinstatement is likely to take place having regard to all relevant factors (including any increases in building costs expected or anticipated to take place at any time up to the date upon which the Landlord’s Development shall be fully rebuilt or reinstated) and Value Added Tax upon all of the foregoing as shall be conclusively determined by the Landlord.

1.1 (f)	“the Insured Risks” means risks in respect of loss or damage by fire, explosion, aircraft (other than hostile aircraft) and other aerial devices or articles dropped

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therefrom, storm or tempest, earthquake, malicious damage, subsidence or landslip, bursting or overflowing of water tanks and apparatus and such other risks as may from time to time reasonably be required by the Landlord but only to the extent that insurance cover is available in the market at reasonable commercial rates.

1.1 (g)	“the Insurers” means such reputable insurance office or underwriters as may be selected by the Landlord.

1.1 (h)	“the Interim Sum” means the yearly sum reasonably assessed by the Landlord as an estimate of and on account of the Service Charge.

1.1 (i)	“the Landlord” means the party designed as the Landlord herein or its successors whomsoever to the landlord’s interest in the Lease.

1.1 (j)	“the Landlord’s Development” means the land and premises at Westfield Industrial Estate, Cumbernauld, together with all buildings and heritable fixtures from time to time erected thereon or on any part or parts thereof and together with all parts, privileges and pertinents thereof owned, as specified from time to time by the Landlord and each and every part thereof.

1.1 (k)	“the Lease” means this Lease and the Schedule.

1.1 (l)	“Lettable Unit” means any part of the Landlord’s Development which is or is intended by the Landlord to be and is capable of being the subject matter of a separate letting.

1.1 (m)	“the Loss of Rent” means such a sum of money as the Landlord may calculate represents the loss of the rent FIRST and the Service Charge payable hereunder which the Landlord will suffer in the event of the total or partial destruction of the Premises for such period (being not less than three years) as the Landlord may consider necessary from time to time acting reasonably and having regard to the likely period required for reinstatement in the event of both partial and total destruction and in an amount which takes into account potential increases in rent upon rent review and potential increases in the Service Charge.

1.1 (n)	“the Period of this Lease” means the period for which the Lease is granted together with any continuation thereof (whether by tacit relocation, under an Act of Parliament or for any other reason).

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1.1 (o)	“the Plan” means the plan annexed and signed as relative hereto, which plan is demonstrative and not taxative.

1.1 (p)	“the Planning Acts” means the Town and Country Planning (Scotland) Act 1997, the Planning (Listed Buildings and Conservation Areas) (Scotland) Act 1997, the Planning (Hazardous Substances) (Scotland) Act 1997 and the Planning (Consequential Provisions) (Scotland) Act 1997 and any legislation of a similar nature already or to be enacted.

1.1 (q)	“the Premises” means the subjects described in Part I of the Schedule together with any buildings now or hereafter erected or in the course of erection thereon and all additions, alterations and improvements thereto which may be carried out during the Period of this Lease and each and every part thereof and also without limitation (i) all apparatus, plant and machinery (in so far as exclusively serving the Premises) and all Landlord’s fixtures and fittings from time to time in and about the same and (ii) all service or conducting media so far as serving the said subjects exclusively.

1.1 (r)	“Prescribed Rate” means the rate of interest which is from time to time 4% above the Base Rate for the time being of the Bank of Scotland or if there shall cease to be such a base rate above such other rate reasonably equivalent thereto which may from time to time be substituted therefor by the Landlord.

1.1 (s)	“the Schedule” means the Schedule annexed hereto.

1.1 (t)	“the Service Charge” means (subject to the provisions of paragraphs (f) and (g) of Part IV of the Schedule) such equitable percentage of the Common Service Cost, as may be from time to time determined by the Landlord acting in accordance with the principles of good estate management of the Landlord’s Development.

1.1 (u)	“Service Charge Payment Day” means each of 28th February, 28th May, 28th August and 28th November or such other quarterly payment days as may be substituted therefor by the Landlord and notified to the Tenant.

1.1 (v)

“Service Media” means all service or conducting media, as determined from time to time by the Landlord, including without limitation all watercourses, water and soil pipes, drains, sewers, gutters, downpipes, gas pipes, fuel pipes, oil pipes,

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electricity cables, television and telephone cables, ducts, flues, wires, conduits, distribution equipment, meters, dry rising fire hydrants, mains and all other plant, equipment and apparatus for the provision or supply of services serving the Landlord’s Development or any part thereof including any serving (but not serving exclusively) the Premises and where applicable serving in common any property adjoining, neighbouring or opposite the Landlord’s Development.

1.1 (w)	“the Tenant” means the party designed as the Tenant herein and in substitution therefor its permitted successors or assignees and in the case of an individual shall include his personal representatives.

1.2.	Interpretation:

1.2 (a)	words importing the neuter gender only include the masculine and feminine genders; words importing the masculine gender only include the feminine gender, and vice versa.

1.2 (b)	words importing the singular number only include the plural number and vice versa. Where there are two or more persons included in the expression “the Tenant” obligations contained in the Lease which are expressed to be made by the Tenant shall be binding jointly and severally on them and their respective executors and representatives whomsoever without the necessity of discussing them in their order. Where the Tenant is a firm or partnership the obligations of the Tenant under the Lease shall be binding jointly and severally on all persons who are or become partners of the firm at any time during the Period of this Lease and their respective executors and representatives whomsoever as well as on the firm and its whole stock, funds, assets and estate without the necessity of discussing them in their order and such obligations shall subsist and remain in full force and effect notwithstanding the dissolution of the firm or partnership or any change which may take place in the firm or partnership whether by the assumption of a new partner or partners or by the retiral, bankruptcy or death of any individual partner or by a change in the firm name.

1.2 (c)	words importing persons include corporations and vice versa.

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1.2 (d)	except as otherwise provided any reference to an Act of Parliament shall include any modification, extension or re-enactment thereof for the time being in force and shall also include all instruments, orders, plans, regulations, permissions and directions for the time being made, issued or given thereunder or deriving validity therefrom.

1.2 (e)	except as otherwise provided, time shall not be of the essence in relation to the performance of obligations or enforcement of rights within defined periods of time.

1.2 (f)	any obligation of the Tenant not to do an act or thing shall be deemed to include an obligation to take reasonable steps to ensure that such act or thing is not done.

1.2 (g)	any provision of the Lease to the effect that any consent or approval will not be unreasonably withheld will be deemed to incorporate a provision to the effect that the decision on whether or not to grant such consent or approval will not be unreasonably delayed.

1.2 (h)	the clause and paragraph headings shall be ignored for the purpose of the construction of the Lease.

2.	ENTRY, PERIOD AND INITIAL RENT

The Landlord hereby lets to the Tenant (but excluding assignees and sub-tenants legal or voluntary and creditors and managers for creditors in any form except where permitted in accordance with the terms of the Lease) the Premises together with the rights specified in Part III of the Schedule, under reservation of the exceptions and reservations referred to in Part II of the Schedule, which Premises and the Common Parts the Tenant accepts in their present condition as being in good and tenantable condition and repair and fit for their purpose (subject always to the terms of the Schedule of Condition) and that for the period of 15 years from and including 29th April 2002 (herein called “the Date of Entry”) notwithstanding the date or dates hereof until 28th April 2017, but the Tenant shall be entitled to terminate the Lease either on the fifth or tenth anniversaries of the Date of Entry but said break option shall only be effective if: (i) the Tenant has given written notice to the Landlord to that effect at least six months prior to the relevant termination date; (ii) all obligations under the Lease incumbent upon the Tenant have

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been complied with as at the termination date; and (iii) in the event that the Tenant exercises the said break option at the fifth anniversary aforesaid, they shall be obliged to make payment of a full month’s rent, plus all if any VAT chargeable thereon, to the Landlord on or before termination date. Any such termination shall be without prejudice to the rights of either party in respect of any antecedent breach by the other of their obligations under the Lease; FOR WHICH CAUSES and on the OTHER PART the Tenant binds itself to pay to the Landlord by way of rent FIRST without any written demand therefor (to be paid by Banker’s Order or Direct Debit if the Landlord so requires) the clear yearly rent of TWENTY NINE THOUSAND SEVEN HUNDRED AND EIGHT POUNDS (£29,708) STERLING (subject to variation as hereinafter provided for) by equal quarterly payments in advance on 28th February, 28th May, 28th August and 28th November clear of all deductions, retentions or counterclaims whatsoever and excluding any right of set off, the first of such payments for the period from the Date of Entry until the day preceding the rent payment date following the Date of Entry inclusive to be made on or before the Date of Entry, the next on the rent payment date following the Date of Entry for the quarter following and so forth quarterly, termly and proportionally thereafter, SECOND on demand (a) the equitable proportion applicable to the Premises, as determined from time to time by the Landlord acting in accordance with the principles of good estate management of the Landlord’s Development, of all sums which the Landlord may properly pay for insuring the Landlord’s Development against the Insured Risks and (b) all sums which the Landlord may pay for insuring the Loss of Rent, and THIRD in accordance with the provisions of Part IV of the Schedule, the Service Charge.

3.	TENANT’S OBLIGATIONS

The Tenant HEREBY UNDERTAKES to the Landlord and binds and obliges itself throughout the Period of this Lease as follows:-

3.1.	To pay rent:

To pay the rent herein provided for at the times and in the manner aforesaid.

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3.2.	To pay interest on sums overdue:

Without prejudice to any other right, remedy or power herein contained or otherwise available to the Landlord if any rent or part thereof shall not be paid on the due date or any other sum of money or part thereof (excluding rent) payable under the Lease shall have become due by the Tenant but remain unpaid for fourteen days (time being of the essence for the purposes of this provision) to pay on demand to the Landlord interest on all such sums (including rent) at the Prescribed Rate from the date when the same became due as aforesaid until payment (as well after as before any decree or judgement).

3.3.	To pay outgoings:

To bear, pay and discharge all existing and future rates, taxes (except taxes payable by the Landlord in consequence of dealings or deemed dealings by the Landlord with its interest in the Premises but including Value Added Tax payable on the rent and any other sums payable under the Lease), duties, charges, assessments, impositions and outgoings whatsoever whether parliamentary, national, parochial, local or otherwise and whether or not of a wholly novel or capital or non-recurring nature which now are or may at any time hereafter during the Period of this Lease be charged, levied, assessed or imposed upon the Premises or upon the owner or occupier in respect thereof or which arise from the Lease.

3.4.	To pay V.A.T.:

To pay to the Landlord as additional rent such amount of Value Added Tax at the rate for the time being in force as shall be legally payable in respect of the rent and all other monies undertaken to be paid to the Landlord by the Tenant under the Lease.

3.5.	To pay irrecoverable insurance monies etc:

3.5 (a)	Not to do or omit or suffer to be done or omitted any act, matter or thing whatsoever the doing or omission of which would make void or voidable the insurance effected in terms of Clause 4.2 of the Lease or the insurance of any adjoining or neighbouring property.

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3.5 (b)	In the event of the Landlord’s Development being destroyed or damaged by any of the Insured Risks and the insurance money under any insurance against the same being wholly or partly irrecoverable by reason solely or in part of any act or default of the Tenant or the Tenant’s sub-tenants or other occupiers or the servants, agents, invitees or licensees of any of the foregoing, to pay to the Landlord within 14 days of written demand a sum equal to the whole or (as the case may require) the irrecoverable portion of the cost (including professional and other fees) of completely rebuilding and reinstating the same whether or not the Landlord’s Development is so rebuilt and reinstated.

3.5 (c)	In the event of the non-occupation of the Premises or any part thereof or any use to which the Tenant or their sub-tenants may put the Premises involving any increase in the rate of insurance of adjoining or neighbouring property now or at any time hereafter belonging or let to the Landlord whereby the Landlord or their tenants may incur liability for the amount of the increase in the premiums of insurance on such adjoining or neighbouring property the Tenant shall be bound to pay and free and relieve and indemnify the Landlord or their tenants, as the case may be, of and from all or any such increase in premiums on said adjoining property or otherwise in any manner or way.

3.6.	To pay the Landlord’s costs:

3.6 (a)	To pay to the Landlord all costs, charges, expenses, disbursements and fees reasonably and properly incurred by the Landlord:-

3.6. (a) (i)	in relation to the preparation and service of all notices and schedules relating to wants of repair or requiring the Tenant to remedy any breach of any of the obligations herein contained whether the same be served during or within six weeks after the expiry or sooner determination of the Period of this Lease;

3.6. (a) (ii)	in relation to procuring the remedying of any breach of any obligation on the part of the Tenant contained in the Lease; and

3.6. (a) (iii)	in relation to the making of any applications for any consent or approval (whether or not consent or approval is refused or the application

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withdrawn) and if consent or approval is given, in connection with or incidental to the preparation of any document recording such consent or approval.

3.6 (b)	To pay to the Landlord on demand but not more often than once in every three years a fair and equitable proportion of the costs of any independent professional valuation of the Landlord’s Development which shall be reasonably required by the Landlord for the purpose of determining the Full Cost of Reinstatement.

3.7.	To pay the Landlord’s costs of Lease:

To pay on or prior to the Date of Entry all stamp duties on the Lease and the costs of registration thereof in the Books of Council and Session and of obtaining four extracts one of which will be for the use of the Tenant.

3.8.	Not to use otherwise than for specified purpose:

3.8 (a)	Subject to Clause 3.8 (b) not to use the Premises otherwise than for a warehouse and workshop with associated offices or such other purpose within Classes 4, 5 or 6 of the Schedule to The Town and Country Planning (Use Classes) (Scotland) Order 1997 as may be approved in writing by the Landlord, such approval not to be unreasonably withheld or delayed, provided always that the Tenant will not be entitled in any event to use the Premises for any purpose within Classes 6-10 of the Schedule to The Town and Country Planning (Use Classes) (Scotland) Order 1989 (notwithstanding the revocation of such Order);

3.8 (b) (i)	Not to use the Premises for any offensive or dangerous trade, manufacture, business or occupation nor for any illegal or immoral purpose;

3.8 (b) (ii)	Not to do on the Premises any act or thing whatsoever which may be to the prejudice of the Landlord or any of the owners or occupiers of any adjoining or neighbouring premises;

3.8 (b) (iii)	Not to hold in the Premises any sale by auction or public exhibition or public show or spectacle or political meetings or gambling.

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The Tenant acknowledges that notwithstanding the foregoing the Landlord does not give or make any representation or warranty (i) that any use referred to in Clause 3.8(a) is or will be or will remain a permitted use within the provisions of the Planning Acts or the title deeds of the Premises nor (ii) as to the suitability or fitness for purpose of the Premises or the Landlord’s Development nor shall any consent in writing which the Landlord may give to any change of use be taken as including any such representation or warranty and that notwithstanding that any such use may not be a permitted use within such provisions the Tenant shall remain bound and liable to the Landlord under the Lease without any compensation, recompense or relief of any kind whatsoever.

3.9.	To secure and illuminate:

To take such measures to ensure that the Premises are secure and kept secured and to ensure that the Premises are kept illuminated at such times all as the Landlord may reasonably require.

3.10.	Management Rules:

To observe any management rules made from time to time by the Landlord in the interests of good estate management of the Landlord’s Development.

3.11.	Not to obstruct:

Not to permit any vehicles belonging to the Tenant or any person calling on the Premises to obstruct any access road forming part of the Landlord’s Development.

3.12.	To repair, maintain and renew:

At the Tenant’s expense well and substantially to repair, maintain, renew, rebuild and reinstate and generally in all respects put and keep in good and substantial condition (including without limitation all walls, fences, hedges, gates and gate posts bounding the Premises) with all necessary maintenance, rebuilding, renewal and reinstatement works whatsoever regardless of the age or state of dilapidation of the buildings for the time being comprised in the Premises and irrespective of the cause or extent of the damage necessitating such repair, maintenance, renewal, rebuilding and/or reinstatement and including any which may be rendered necessary by any latent or inherent defects in the Premises; But excepting damage by any of the Insured Risks unless and to the extent that

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payment of the insurance monies is withheld by reason solely or in part of any act or default of the Tenant, the Tenant’s Sub-tenants or any party for whom the Tenant is responsible in law.

Notwithstanding the above, and for the avoidance of any doubt, the Tenants shall not be obliged under this or any other provision under this Lease to keep the premises in any better condition than that evidenced by the Schedule of Condition annexed and executed as relative hereto.

3.13.	To maintain landscaped areas:

To keep any part of the Premises which is not built upon adequately serviced, in good condition and free from weeds and to tend and keep tidy and plant and replace any grass, landscaped areas, trees, shrubs, plants and flowers as the Landlord shall require, acting reasonably.

3.14.	To decorate:

Regularly, (but not less frequently than once in every three years in the case of the exterior of the buildings comprised in the Premises, and not less frequently than once in every five years in the case of the interior of the buildings comprised in the Premises and in each case also during the last year of the Period of this Lease howsoever the same may be determined (but not more than once in any period of twenty four months)) to paint with two coats of good quality paint of a colour which if different from the previous colour shall be previously approved in writing by the Landlord (such approval not to be unreasonably withheld in the case of the interior of buildings comprised in the Premises) all parts of the buildings comprised in the Premises usually painted and with every such painting to decorate, restore, and make good all parts of the buildings comprised in the Premises where necessary and to carry out all such work with good quality materials and in accordance with good standards of workmanship and to the reasonable satisfaction of the Landlord; PROVIDED that the Landlord shall have the option during the last year of the Period of this Lease howsoever the same may be determined in lieu of requiring the Tenant to carry out such works of requiring the Tenant to pay to the Landlord the sum certified by the Landlord’s surveyors as being equal to the proper and reasonable cost of

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carrying out such works and if the Tenant shall pay to the Landlord the sum as certified within fourteen days of written demand the Landlord shall accept the same in full satisfaction of the Tenant’s liability under this Clause in relation to such works.

3.15.	To clean and treat surfaces:

As often as the Landlord may reasonably require to clean or treat in an appropriate manner to the reasonable satisfaction of the Landlord all materials, surfaces and finishes of the interior and of the extenor of the Premises including without limitation all glass, wood, plastic, metal, cladding and concrete and to wash all surfaces requiring to be washed, and to keep the Premises clear of rubbish at all times.

3.16.	To permit entry by the Landlord and others:

To permit the Landlord and its agents at all reasonable times with or without workmen on giving reasonable notice in writing of not less than two days (except in emergency) to the Tenant to enter upon the Premises to inspect and examine the same, to view the state of repair and condition thereof and to take a schedule of the Landlord’s fixtures and of any wants of compliance by the Tenant with its obligations hereunder.

3.17.	To comply with notices to repair:

Well and substantially to make good all wants of compliance by the Tenant with its obligations hereunder of which notice in writing is given to the Tenant by the Landlord and that within two calendar months after the giving of such notice, or sooner if requisite. If the Tenant fails to comply with any such notice it shall be lawful but not obligatory for the Landlord (without prejudice to its rights of irritancy) or its agents, either with or without workmen to enter upon the Premises to make good the same at the cost of the Tenant. Such cost shall be repaid by the Tenant to the Landlord within 14 days of written demand together with all professional fees and other expenses which may be incurred by the Landlord in connection therewith, and interest thereon at the Prescribed Rate from the due date by the Landlord.

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3.18.	Not to introduce dangerous things:

Not to bring into the Premises or to place or store in or about the Premises any polluting agent (including, without prejudice to the generality) any pungent or obnoxious waste or oil, grease, dust or other deleterious matter or gas) or any article or thing which is or may become dangerous, unduly inflammable, radio-active or explosive. Not to carry on in or on the Premises any hazardous trade or act in consequence of which the Landlord might be prevented from insuring the Premises or any other property for the time being owned by the Landlord at the ordinary rate of premium or any insurance effected in respect of the Premises or any such other property might be vitiated or prejudiced. Not without the written consent of the Landlord to do anything whereby any additional premium may become payable for the insurance of the Premises or any such other property.

3.19.	Not to overload:

Not to place or keep in the Premises any heavy articles in such position or in such quantity or weight or otherwise in such manner as to overload or cause damage to the Premises. Not to overload the electrical circuits in the Premises.

3.20.	Not to harm drains:

Not to pass into the sewers, drains or watercourses serving the Premises any polluting agent, noxious or deleterious effluent or other substance which might cause any obstruction in or damage to the said sewers, drains or watercourses and in the event of any such obstruction or damage forthwith to make good all such damage to the reasonable satisfaction of the Landlord.

3.21.	Nuisance:

Generally not to do or permit to be done upon or in connection with the Premises anything which shall be or tend to be a nuisance, annoyance or cause of damage to the Landlord or to any adjoining or neighbouring property or the owner or occupier thereof and without prejudice to the foregoing generality not to allow any person or persons to reside at any time at the Premises and not to keep or permit to be kept any animal at any time in or upon the Premises.

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3.22.	To inform the Landlord of defects:

To inform the Landlord in writing of any defect in the Premises and of any destruction of or damage to the Premises by any peril or risk whatsoever as soon as the same shall come to the notice of the Tenant.

3.23.	Not to make alterations:

3.23 (a)	Not to make any structural alterations or additions or any external alterations or additions to the Premises without the prior written consent of the Landlord.

3.23 (b)	Not to make any internal alterations or additions to the Premises except with the previous consent in writing of the Landlord and in accordance with drawings and specifications previously submitted to and approved in writing by the Landlord, such consent and approval not to be unreasonably withheld and which consent will not be withheld in the case of internal non-structural alterations or additions.

3.24.	To obtain permission for signs:

Not to affix or exhibit in or upon any part of the Premises or on the forecourt in front thereof any bill, placard, advertisement, or other sign which shall be visible from the outside of the Premises except such as shall have been approved in writing by the Landlord, such approval not to be withheld in the case of an application for approval of the installation or replacement of the Tenant’s fascia sign.

3.25.	Alienation:

3.25 (a)	Not to assign or charge the Lease or sub-let or otherwise in any way or for any purpose dispose of or deal with the Tenant’s interest in or part with or share possession or occupation of part only of the Premises.

3.25 (b)	Not to assign or charge the Lease or sub-let or otherwise in any way or for any purpose dispose of or deal with the Tenant’s interest in or part with possession or occupation of the whole of the Premises without the prior written consent of the Landlord which consent shall not be unreasonably withheld in the case of a respectable and responsible assignee or sub-tenant in each case of sound financial standing and demonstrably capable of performing the obligations of the Tenant in terms of the Lease.

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3.25 (c)	Not to sub-let or agree to sub-let the Premises nor permit any person to occupy the Premises except at a rent which at the date when occupation shall commence is the full rental value (as defined in Clause 6) of the Premises and not to permit the reduction of rent payable by any sub-tenants and to ensure that each permitted sub-lease is subject to the whole conditions of the Lease and includes provisions that:-

3.25. (c) (i)	the rent shall be payable no more than one quarter in advance and shall be subject to review in an upward direction only at such times and in such manner as to coincide with the rent reviews provided for under the Lease; and

3.25. (c) (ii)	the sub-tenant shall be prohibited from assigning its interest under such sub-lease without the consent of the Landlord (which consent shall not be unreasonably withheld in the case of a respectable and responsible assignee demonstrably capable of performing the obligations of the Tenant in terms of the Lease) and from granting any further sub-lease of the whole or part of the Premises.

3.25 (d)	Nothing in this Clause 3.25 shall prevent the Tenant from parting with or sharing possession of the whole or any part of the Premises to a company which is either a subsidiary or the holding company of the Tenant or a subsidiary of such holding company (as the expressions “subsidiary” and “holding company” shall have the meaning respectively ascribed to them by section 736 of the Companies Act 1985 provided that (i) no relationship of landlord and tenant is created thereby; and (ii) the Tenant gives the Landlord prior written notice of the identity of said company.

3.26.	Intimation of devolution of the Tenant’s interest:

Within twenty one days after the date of completion of same, to produce to the Landlord a certified copy of any deed, document or instrument entered into in relation to the Lease, including without limitation any assignation, sub-lease, assignation of sub-lease, standard security or charge, and to produce within six weeks of such completion two extract registered copies thereof.

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3.27.	To remedy breaches of sub-tenants etc:

In the event of a breach, non-performance or non-observance by any sub-tenant, licensee, concessionaire or other occupier of any of the obligations, conditions, agreements and provisions contained or referred to in the Lease the observance or performance of which is incumbent upon the Tenant, forthwith upon discovering the same to take and institute at its own expense all necessary steps and proceedings to remedy such breach, non-performance or non-observance (without prejudice however to the Landlord’s right to irritate the Lease on account of such breach, non-performance or non-observance).

3.28.	Planning

In addition to the Planning Acts:-

3.28 (a)	To comply with the Planning Acts and to keep the Landlord indemnified in respect thereof.

3.28 (b)	Not to make any application for planning permission or give any notice to any authority of an intention to commence any development without the previous written consent of the Landlord.

3.28 (c)	Forthwith after the grant or refusal of such application to give to the Landlord full particulars in writing thereof and to supply a copy thereof (including in the case of the grant of planning permission a copy of all approved plans) for the retention of the Landlord and in the case of a refusal of such an application or in the case of a grant thereof subject to conditions which the Landlord considers unreasonable forthwith if the Landlord (acting reasonably) so requires to lodge the necessary notice of appeal and to proceed diligently with such appeal and at all times at the request of the Landlord to keep the Landlord informed of the progress thereof.

3.28 (d)	Not to implement any planning permission until the conditions attaching thereto have been submitted to and approved in writing by the Landlord.

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3.28 (e)	Unless the Landlord shall otherwise direct to carry out before the termination of the Lease howsoever the same may be determined any works stipulated to be carried out to the Premises by a date subsequent to such expiration or sooner determination as a condition of any planning permission which may have been granted to the Tenant.

3.28 (f)	Forthwith after receiving any notice, order or proposal from any competent authority under or by virtue of the Planning Acts to send a copy to the Landlord.

3.28 (g)	At the request of the Landlord but at the cost of the Tenant to make or join with the Landlord in making such objection or representation against or in respect of any notice, order or proposal as the Landlord may reasonably require.

3.28 (h)	If called upon so to do to produce to the Landlord all plans, documents and other evidence as the Landlord may reasonably require in order to satisfy itself that the provisions of this sub-clause have been complied with.

3.28 (i)	Not without the prior written consent of the Landlord to enter into any agreement in respect of the Premises under Section 75 of the Town and Country Planning (Scotland) Act 1997.

3.29.	To observe statutory requirements, fire precautions regulations and Insurers requirements:

3.29 (a)

To execute all works as are under or in pursuance of any Act of Parliament already or to be enacted (including without limitation the Offices Shops and Railway Premises Act 1963, the Factories Act 1961, the Fire Precautions Act 1971, the Health and Safety at Work etc. Act 1974, the Control of Pollution Act 1974, the Environmental Protection Act 1990 and the Environment Act 1995) directed or required to be done upon or in respect of the Premises or the Tenant’s use thereof whether by the owner or the landlord or the tenant thereof. To comply with all the requirements of any such Act of Parliament and all notices which may be served thereunder and not to do any act or thing whereby the Landlord may become liable to pay any penalty imposed or to bear the whole or any part of any expenses incurred under any such Act. To pay the proportion applicable to the Premises (which proportion if not stipulated in the title deeds or determined in the

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relevant legislation shall be assessed by the Landlord acting reasonably) of the costs of any such works so required to be carried out on any building or subjects of which the Premises form part.

3.29 (b)	Without prejudice to Sub-clause (a) hereof, to comply with and ensure compliance with the Construction (Design & Management) Regulations 1994 and/or any additional or replacement regulations to similar effect (“the Regulations”) throughout the duration of the Lease and in the event that the Regulations shall at any time apply to the Premises to ensure that any appropriate Health and Safety File which is required in terms of the Regulations is made up in respect of the Premises and is at all times kept up to date. To copy to the Landlord all information on the relevant Health and Safety File as it is produced and forthwith, at any time on demand, to produce to the Landlord the relevant Health and Safety File for the Premises, for inspection, during the currency of the Lease and, for retention, at its expiry or sooner termination.

3.29 (c)	To keep the Premises sufficiently supplied and equipped with fire fighting and extinguishing apparatus and appliances (which shall be open to the inspection of and maintained to the reasonable satisfaction of the Landlord) as to comply with the statutory requirements and the Fire Officers’ Committee Code of Practice and not to obstruct the access to or the means of working such apparatus and appliances.

3.29 (d)	To carry out in accordance with the directions of the Insurers any such works as may be required by the Insurers for the better protection of the Premises and to comply in all respects with the terms and conditions and any other requirements affecting the Premises or the permitted use contained in any insurance policy maintained in respect of the Premises.

3.29 (e)

Without prejudice to the foregoing provisions of this Clause, to keep all lighting, heating, ventilation, security and drainage systems, all water supply, gas and other installations, all fire fighting equipment and all other machinery in or serving the Premises (including, without prejudice to the foregoing generality, electric wiring, gas and oil and other necessary pipes) in good working order, repair or condition to the satisfaction of the Landlord and, from time to time, when requisite or when

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reasonably required by the Landlord, to replace the same or any of them by suitable articles or equipment of similar and modern kind, all to the reasonable satisfaction of the Landlord.

3.30.	To inform the Landlord of Notices:

Upon the happening of any occurrence or upon the receipt of any notice, order, requisition, direction or other thing which adversely affects or may be capable of adversely affecting the Landlord’s interest in the Premises forthwith to deliver full particulars or a copy thereof to the Landlord.

3.31.	To observe title conditions:

To observe and perform the agreements, obligations, burdens, conditions and others in so far as they affect the Premises contained or referred to in the title deeds of the Landlord’s Development and to keep the Landlord indemnified against all actions, proceedings, costs, claims and demands in any way relating thereto.

3.32.	Servitudes:

3.32 (a)	Not by building or otherwise to stop up or darken any window or light in the Premises, not to permit the obstruction of any wayleave or right of access enjoyed by the Premises and not to permit any new wayleave, servitude, privilege or encroachment to be made or acquired into against or upon the Premises. If any such wayleave, right of access, privilege or encroachment shall be made or attempted to be made to give immediate notice thereof to the Landlord and to permit the Landlord and its agents to enter upon the Premises for the purpose of ascertaining the nature of any such servitude right, privilege or encroachment or obstruction and at the request of the Landlord to take such steps as the Landlord may reasonably require to prevent any such obstruction or encroachment or the acquisition of any such servitude right, privilege or encroachment.

3.32 (b)

Not to give to any third party any acknowledgement that the Tenant enjoys the access of light to any of the windows or openings in the Premises or any right of access to or egress from the Premises or any wayleave or servitude enjoyed by the

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Premises by the consent of such third party and not to pay to such third party any sum of money or enter into any agreement with such third party for the purpose of inducing or binding such third party to abstain from obstructing the access of light to any windows or openings or obstructing any such right of access or egress or any wayleave or servitude enjoyed by the Premises. In the event of any person doing or threatening to do anything which obstructs the access of light to any of the said windows or openings or any such right of access or egress or any such wayleave or servitude to notify the same forthwith to the Landlord and at the request of the Landlord to take such steps as the Landlord may reasonably require in relation to any such obstruction or threatened obstruction.

3.33.	Not to duplicate Insurance:

Not to insure the Premises against the Insured Risks nor in any way to duplicate the insurance maintained by the Landlord pursuant to the terms of the Lease.

3.34.	To indemnify the Landlord:

To indemnify the Landlord in respect of all liability which may be incurred by the Landlord in connection with or incidental to all actions, proceedings, costs, claims and demands which might be made by any tenant, occupier, adjoining owner, or any other person whatsoever or any competent authority including, but without limitation, those which may be incurred by reason of:-

3.34 (a)	Any use of the Premises or any defect in the Premises or in the execution of any alterations or additions to the Premises.

3.34 (b)	Any breach by the Tenant of its obligations under the Lease.

3.34 (c)	Any interference or alleged interference or obstruction of any right or alleged right of light, air, drainage or other right or alleged right now existing for the benefit of any adjoining or neighbouring property.

Provided that the foregoing indemnity shall not apply if and to the extent that the insurance instituted by the Landlord pursuant to Clause 4.2 indemnifies the Landlord against the said liability.

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3.35.	Re-letting Notices:

To permit the Landlord to fix and retain in a conspicuous position on the Premises a notice board for the re-letting (in the event of the termination or likely termination for whatever reason of the Lease) and/or the sale of the same but not so as to restrict or interfere unreasonably with the access of light and air to the Premises or the Tenant’s signage and not to take down or obscure the said notice board and to permit all persons authorised in writing by the Landlord or its agents to view the Premises at all reasonable hours in the daytime.

3.36.	To remove:

3.36 (a)	Immediately prior to the expiration or sooner determination of the Period of this Lease at the cost of the Tenant in accordance with a due and diligent performance of the Tenant’s obligations under this Lease:-

3.36. (a) (i)	to replace any of the Landlord’s fixtures and fittings which shall be missing, broken, damaged or destroyed with others of a similar character and of equal value;

3.36. (a) (ii)	to remove every moulding, sign, writing or painting of the name or business of the Tenant or other occupiers and all tenant’s fixtures and fittings, furniture and effects from the Premises making good to the reasonable satisfaction of the Landlord all damage caused by such removal; and

3.36. (a) (iii)	unless otherwise requested by the Landlord to remove and make good all alterations or additions made to the Premises at any time during the Period of this Lease and well and substantially to reinstate the Premises in such manner as the Landlord shall direct, acting reasonably, and to its reasonable satisfaction.

3.36 (b)

At the expiration or sooner determination of the Period of this Lease without any warning away or process of removal to that effect to remove from and leave the Premises in such good and substantial repair and condition as shall be in accordance with the full and due performance by the Tenant of the obligations on

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the part of the Tenant contained in the Lease together with all fixtures and fittings (excepting tenant’s fixtures and fittings) and improvements and additions which now are or may at any time hereafter be in or about the Premises save such as the Tenant has been required to remove pursuant to the provisions of the Lease; Provided that if at such expiration or sooner determination the Premises shall not be in such good and substantial repair and condition then without prejudice to the right of the Landlord to recover the loss suffered by the Landlord as a result thereof, the Landlord shall have the option to require that either (i) the Tenant shall carry out the works necessary to put the Premises into such repair and condition including making good to the reasonable satisfaction of the Landlord all damage to the Premises (including damage to paintwork) caused by removal of trade or tenant’s fixtures affixed to the Premises by the Tenant or any sub-tenant, or (ii) the Tenant shall pay to the Landlord such sum as may be certified by the Landlord’s surveyors acting reasonably as being equal to the proper and reasonable cost of carrying out such work and if the Tenant shall pay to the Landlord the said sum as certified within fourteen days of written demand the Landlord shall accept the same in full satisfaction of the Tenant’s liability under this sub-clause in relation to the work referred to in this proviso. If the Landlord elects to require the Tenant to carry out such work and the Tenant defaults in so doing the Landlord shall be entitled to carry out such work at the cost of the Tenant and whether such work is carried out by the Tenant or by the Landlord there shall in addition be paid to the Landlord by the Tenant a sum equivalent to the rent prevailing at the expiration of the Lease and which would have been payable if the duration of the Lease had been extended for such period as is reasonably necessary until the date on which all such necessary works had been completed to the reasonable satisfaction of the Landlord, or to such a date as is reasonably estimated by the Landlord to be the date which the said necessary works would ordinarily be completed, such cost to be paid by the Tenant not later than fourteen days from the date of demand therefor informing the Tenant that all such works have been so completed.

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4.	LANDLORD’S OBLIGATIONS

The Landlord HEREBY

4.1.	Warrandice:

Grants warrandice.

4.2.	Insurance:

Subject to the Tenant paying the sums SECOND provided for in Clause 2, undertakes that it will:-

4.2 (a)	Insure and (unless such insurance shall be vitiated in whole or in part by any act, neglect, default or omission of the Tenant, the Tenant’s sub-tenants or any party for whom the Tenant is responsible in law) keep insured the Landlord’s Development but excluding any plate glass which forms part of any Lettable Unit against loss or damage by the Insured Risks with the Insurers and through such agency as shall from time to time be nominated by the Landlord in the Full Cost of Reinstatement.

4.2 (b)	Insure for the Loss of Rent.

4.3.	Application of insurance monies:

Undertakes as often as the Premises or the Common Parts on which the Premises rely for service, access, shelter or support shall be destroyed or damaged by the Insured Risks (unless and to the extent that payment of the insurance monies shall be withheld in whole or in part by reason solely or in part of any act or default of the Tenant, the Tenant’s sub-tenants or any party for whom the Tenant is responsible in law) to negotiate a settlement of all (if any) claims under the policy of insurance effected by the Landlord pursuant to Clause 4.2 and thereupon subject to the receipt of all insurance monies and all monies (if any) due under Clause 3.5 to rebuild, repair, restore and reinstate the Premises and the said Common Parts (making good any shortfall from their own resources subject to the provisions of Condition 3.5 of this Lease) with such variations as may be necessary or in the Landlord’s opinion desirable having regard to statutory provisions, bye-laws and

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regulations then in force and any planning approval necessary and also to building standards then prevailing to the intent that the Premises and the said Common Parts to be reconstructed shall conform to the practice then current and shall afford to the Tenant premises which are substantially comparable to the Premises as at the date of damage or destruction. Provided that in the event of the Premises or the said Common Parts being destroyed or damaged by any of the Insured Risks and of any competent authority lawfully refusing permission or otherwise lawfully preventing the rebuilding, restoration, repair or reinstatement as aforesaid of the destruction of, or the damage done to, the Premises or the said Common Parts (despite the Landlord having used all reasonable endeavours (as they shall be obliged to use) to procure the same), the monies received in respect of such insurance (so far as unapplied as aforesaid) shall forthwith be paid to the Landlord and the Lease shall be determined at the date on which all the insurance monies due are paid over to the Landlord under the provisions of this Clause without prejudice to any right of action or remedy of either party in respect of any previous breach of any of the undertakings by either party contained in the Lease and without limitation those contained in Clause 3.5. If the Premises shall not have been rebuilt or reinstated as aforesaid within two years and 10 months after the date of such damage or destruction at any time thereafter either the Landlord or the Tenant shall be entitled, but not bound, to terminate this Lease on giving not less than one month’s written notice to that effect to the other and on expiry of such notice this Lease shall cease and determine provided the Premises have not been rebuilt or reinstated as aforesaid in the meantime without liability on either side save in respect of antecedent breaches.

4.4.	Services:

Subject to the payment by the Tenant of the Service Charge, at all times during the Period of this Lease undertakes that it will carry out or procure the carrying out of such of the Common Services as the Landlord considers appropriate from time to time acting in accordance with the principles of good estate management of the Landlord’s Development; PROVIDED THAT:-

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4.4 (a)	for the purposes of carrying out or procuring the carrying out of any of the Common Services the Landlord shall be entitled to employ agents, contractors or such other persons as the Landlord may from time to time think fit; and

4.4 (b)	save to the extent caused by negligence on the part of the Landlord or those for whom they are responsible in law the Landlord shall not be responsible for any omission, failure, delay or stoppage in connection with the performance or observance of any such obligations in respect of the Common Services or for any omission to perform the same due to any cause or circumstances not within the Landlord’s immediate and direct control provided that the Landlord takes all reasonable steps to remedy or make good the same as soon as reasonably practicable after notification thereof.

5.	PROVISOS

5.1.	Irritancy:

Subject to the provisions of Sections 4, 5 and 6 of the Law Reform (Miscellaneous Provisions) (Scotland) Act 1985, if the rent herein provided for or any part thereof shall at any time be in arrear (whether demanded or not) or if there shall be any breach of any of the undertakings on the part of the Tenant contained in the Lease or if the Tenant shall suffer any diligence to be levied on the Premises or the contents thereof or if the Tenant shall become apparently insolvent or shall make any arrangement with creditors or being a company shall go into liquidation whether voluntary or compulsory (otherwise than a voluntary liquidation of a solvent company for the purpose of amalgamation or reconstruction) on terms approved by the Landlord in writing (acting reasonably)) or suffer a receiver or administrator to be appointed then and in any such case it shall be lawful for the Landlord at any time thereafter by notice in writing to bring the Lease to an end forthwith and to enter the Premises and repossess and enjoy the same as if the Lease had not been granted but without prejudice to any right of action or remedy of the Landlord in respect of any previous breach of any of the undertakings by the Tenant contained in the Lease which irritancy is hereby declared to be pactional and not penal and shall not be purgeable at the Bar. Provided always that (1) in the case of a breach,

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non-observance or non-performance by the Tenant (including the nonpayment of rent) which is capable of being remedied, albeit late, the Landlord shall not exercise such option of forfeiture or irritancy unless and until it shall first have given, under express threat of irritancy, written notice to the Tenant requiring the same to be remedied and the Tenant shall have failed to remedy the same within such reasonable period as shall be provided in the notice, which in the case of non-payment of rent or other sum of money shall be fourteen days only and (2) in the case of the Tenant going into liquidation (other than for re-construction or amalgamation not involving insolvency) or in the case of a receiver or administrator being appointed, the Landlord shall not exercise such option of forfeiture or irritancy on the grounds of liquidation or the appointment of a receiver or administrator unless and until it shall have allowed the liquidator or receiver or administrator or heritable creditor as aforesaid (as the case may be) a period of six months from the date of the breach, non-observance or non-performance by the Tenant which gave rise to the irritancy in terms of this Clause, or such shorter period as such liquidator or receiver or administrator as aforesaid shall request in which to dispose of the Tenant’s interest in the Lease (such disposal being subject to the provisions of the Lease) and only then if the liquidator or receiver or administrator as aforesaid (as the case may be) shall within fourteen days of the appointment (time being of the essence) (a) make all outstanding payments of rents and other monies due by the Tenant under the Lease and (b) deliver an undertaking in probative writing in a form acceptable to the Landlord acting reasonably to accept personal liability for the timeous payment of rent and all other sums of money (whether due in respect of a period occurring before, on or after the date of liquidation or receivership or administration) and for performance of all the obligations on the part of the Tenant under the Lease to the date of forfeiture or, if earlier, the date of entry under the disposal.

5.2.	No implied servitudes:

Nothing herein contained shall by implication of law or otherwise confer or be deemed to confer upon the Tenant any servitude, right or privilege whatsoever over or against the Landlord’s Development or any land or buildings adjoining, neighbouring or opposite the Landlord’s Development.

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5.3.	No restrictions on adjoining property:

Nothing herein contained or implied shall impose or be deemed to impose any restriction on the use of the Landlord’s Development or any land or buildings adjoining, neighbouring or opposite the Landlord’s Development or give the Tenant the benefit of or the right to enforce or to have enforced or to permit the release or modification of any undertaking, agreement or condition entered into by any purchaser from or by any tenant or occupier of the Landlord or to prevent or restrict in any way the development of the Landlord’s Development or any land or buildings adjoining, neighbouring or opposite the Landlord’s Development but not so as detrimentally to interfere with or adversely affect the quiet enjoyment and use of the Premises by the Tenant.

5.4.	No compensation:

Neither the Tenant nor any sub-tenant (whether immediate or derivative) or other occupier shall be entitled on leaving the Premises or any part thereof to claim any compensation from the Landlord under any Act of Parliament whether enacted before or after the date hereof.

5.5.	Common Parts:

5.5 (a)	So far as the same shall not be the responsibility of the relevant local or statutory authonty:-

5.5. (a) (i)	the Common Parts shall at all times be subject to the exclusive control and management of the Landlord, and the Landlord shall have the right from time to time to alter, stop up or divert any part thereof leaving available for use by the Tenant reasonable means of access to the Premises;

5.5. (a) (ii)	the Landlord shall have the right to construct, maintain and operate lighting, security and other systems serving the Common Parts and to administer and police or procure the administration and policing of the same and from time to time to change the area, level, location and arrangements thereof; and

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5.5. (a) (iii)	the Landlord may close temporarily all or any of the Common Parts for the purposes of repairing, rebuilding, altering, replacing, inspecting, decorating, cleansing and maintaining the same provided that there is always a reasonable means of access to the Premises.

5.5 (b)	To the extent that all or any of the Common Parts at any time become and remain adopted by or in any other manner the responsibility of the relevant local or statutory authority the Common Parts shall to that extent and from and during that time cease to be the responsibility of the Landlord but any entitlement of the Landlord to control the use of or other matters affecting the Common Parts shall as between the Landlord and the Tenant remain notwithstanding the adoption or the responsibility aforesaid in so far as such control is not inconsistent therewith.

5.6.	Rei Interitus not to apply:

Save as specified in Clause 4.3 the Lease shall not be terminated by reason of damage to or destruction of the Premises or the Common Parts or any part thereof but shall, notwithstanding any such damage or destruction and any rule of law to the contrary, remain in full force and effect and endure for the full Period of this Lease.

5.7.	Loss of Rent insurance monies:

If the Premises or the Common Parts on which the Premises rely for service, access, shelter or support shall at any time during the Period of this Lease be so damaged or destroyed by any of the Insured Risks as to render the Premises unfit for occupation and use in accordance with the terms and provisions of the Lease then (except to the extent that the Loss of Rent insurance money shall be wholly or partially irrecoverable by reason solely or in part of any act or default of the Tenant or the Tenant’s sub-tenants or other occupiers or the servants, agents, licensees or invitees of any of the foregoing) the rent FIRST payable hereunder and the Service Charge or a fair proportion thereof according to the nature and extent of the damage sustained shall be suspended until the Premises shall again be rendered fit for occupation and use or until the Loss of Rent insurance effected by the Landlord shall be exhausted (whichever shall be the earlier). In the event of dispute as to the amount or duration of the rent FIRST payable hereunder or

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Service Charge to be abated such dispute shall be settled by a single arbiter to be appointed on the application of either party by the Chairman (or senior office holder) of The Royal Institution of Chartered Surveyors in Scotland. The said arbiter shall have power to award expenses of the one party wholly or partially against the other. The provisions of Section 3(1) of the Administration of Justice (Scotland) Act 1972 are hereby excluded.

5.8.	Notices:

Any notice, request or consent shall be in writing. Any notice to the Tenant shall be sufficiently served if sent by recorded delivery post if the Tenant is an incorporated body to its Registered Office and if the Tenant is an individual to his last known address in Great Britain or Northern Ireland or to the Premises and if the Tenant is a firm to the firm and any one or more of the partners thereof at the Premises and in any other case to the Tenant at the Premises. Any notice to the Landlord if the Landlord is an incorporated body shall be sufficiently served if sent by recorded delivery post to its Registered Office and if the Landlord is an individual shall be sufficiently served if sent by recorded delivery post to his last known address in Great Britain or Northern Ireland. Any notice sent by recorded delivery post shall be deemed duly served at the expiry of two days after the day of posting (time being of the essence). In proving service it shall be sufficient to prove that the envelope containing the notice was duly addressed to the Tenant or the Landlord as the case may be in accordance with this Clause and posted to the place to which it was so addressed.

5.9.	Demand for rent:

No demand for or acceptance of rent or Service Charge by the Landlord or its agent with knowledge of a breach of any of the obligations on the part of the Tenant shall be or be deemed to be a waiver wholly or partially of any such breach but any such breach shall be deemed to be a continuing breach and the Tenant shall not be entitled to set up any such demand for or acceptance of rent by the Landlord or its agent as a defence in any action for irritancy or otherwise. No demand for or acceptance of rent by the Landlord or its agent (whether before or after a date of review of rent) at a rate other than that to

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which the Landlord may be entitled following a review of rent in terms of the Lease shall be deemed to be a waiver of the right of the Landlord to require a review of the rent hereunder nor shall it personally bar the Landlord from requiring such a review in terms hereof.

5.10.	Disclaimer of liability:

The Landlord shall at no time become liable to the Tenant for any loss, damage or expense sustained by the Tenant by or through any defect, decay, inadequacy, want of repair or decoration or otherwise in the Premises or the Common Parts or any part thereof or in or arising from the choking, bursting, stoppage or failure of the Service Media or for any loss, damage or expense caused to the Tenant through any act or omission of the other occupiers of the Landlord’s Development or any owners or occupiers of land or buildings adjoining, neighbouring or opposite the Landlord’s Development.

5.11.	Approvals:

Where the consent or approval of the Landlord is required:-

5.11 (a)	such consent or approval shall be in writing; and

5.11 (b)	without prejudice to any other reasons stated by the Landlord the Landlord shall be deemed to be acting reasonably in withholding such consent or approval if the necessary consent or approval of any head-landlord or interposed landlord or heritable creditor which is required cannot be obtained, or if the consent or approval of any head-landlord or interposed landlord or heritable creditor is required and the Tenant does not agree to pay the costs of procuring such consent or approval.

6.	RENT REVIEW

6.1.	Date of review:

With effect from the fifth and tenth anniversaries of the Date of Entry (the date of each such anniversary being herein called the “date of review”) the yearly rent FIRST payable hereunder shall be reviewed to such an amount as shall be the greater of (a) the yearly

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rent FIRST payable hereunder payable by the Tenant to the Landlord immediately before the relevant date of review and (b) an amount (herein called “the revised rent”) which shall represent the full rental value of the Premises at the relevant date of review assessed in accordance with the following provisions of this Clause 6.

6.2.	Valuation:

The full rental value of the Premises at the relevant date of review shall be such an amount as may be agreed between the Landlord and the Tenant or determined in accordance with Clause 6.3 as representing the open market rent at which the Premises could be leased on the open market on the relevant date of review for a period commencing on the relevant date of review equal to the Period of this Lease by a willing lessor to a willing lessee on the terms and conditions of the Lease (excepting the amount of rent but including the provisions for the review of rent) with vacant possession and without the payment of any fine, grassum or premium but upon the suppositions (if not facts):-

6.2 (a)	that all parts of the Premises are then available for use for the purposes herein permitted and any building of which the Premises form part is in good and substantial repair and condition;

6.2 (b)	that the Landlord and the Tenant have each complied with all the obligations imposed on them respectively by the Lease (but without prejudice to any right of either party in regard to such obligations imposed on the other); and

6.2 (c)	that if the Premises or the Common Parts or any part thereof or any building of which the Premises forms part shall have been destroyed or damaged the same had before the relevant date of review been fully reinstated.

And taking no account of:-

6.2 (d)	any goodwill attributable to the Premises by reason of any trade or business carried on therein by the Tenant or any sub-tenant;

6.2 (e)	any effect on rent of any alterations to the Premises carried out by the Tenant or any sub-tenant otherwise than in pursuance of an obligation to the Landlord under the provisions of the Lease;

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6.2 (f)	any effect on rent of the fact that the Tenant or any sub-tenant may have been in occupation of the Premises; and

6.2 (g)	any effect on rent of the absence of any rent free period or reduced rent period for the purpose of fitting out, contribution towards fitting-out works or other inducement for fitting-out works which it might at the relevant date of review be the practice in the open market for landlords to allow to tenants taking new leases of property similar to the Premises with vacant possession and declaring that the full rental value shall be ascertained without making any discount, reduction or allowance to reflect (or compensate the Tenant for the absence of) any such rent free or reduced rent period or contribution towards fitting-out works or other inducement as aforesaid.

6.3.	Decision on rental value:

If the Landlord and the Tenant shall be unable to agree on the amount of the full rental value by the relevant date of review then at the election of the Landlord or the Tenant the amount of the full rental value shall be decided by a Chartered Surveyor (who shall at the Landlord’s option act and be deemed to act as an expert or as an arbiter) to be agreed upon by the Landlord and the Tenant or in the event of failure so to agree then the same shall be decided by a Chartered Surveyor experienced in the valuation of properties comparable to the Premises in the area where the Premises are situated, such Chartered Surveyor to be nominated at any time at the request of either party by the Chairman or Senior Office Holder for the time being of The Royal Institution of Chartered Surveyors in Scotland and the decision of such Chartered Surveyor shall be binding on both the Landlord and the Tenant. Within one month after the date upon which such Chartered Surveyor is agreed upon or appointed the Landlord and the Tenant shall each be entitled to submit to such Chartered Surveyor written valuations, statements and other evidence relating to or supporting their assessment of the full rental value in which event they shall, at the same time, deliver to the other party a copy of all such valuations and others submitted as aforesaid. Such Chartered Surveyor shall, if so requested by written notice from one party (a copy of which shall be served on the other party) received within six weeks after the date the said Chartered Surveyor is appointed hold a hearing at which

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both parties may be heard and that at such time or times and such place or places as such Chartered Surveyor shall appoint for that purpose; Provided always that if such Chartered Surveyor dies or is for any other reason unable to act before he shall have given his decision then the Landlord or the Tenant may request the Chairman or Senior Office Holder to nominate a further Chartered Surveyor to act on the terms of this Clause and such request may be repeated as often as may be necessary. The fees payable to the Chairman or Senior Office Holder and any such Chartered Surveyor shall be borne and paid by the Landlord and the Tenant in such shares and in such manner as such Chartered Surveyor shall determine and failing any such determination and subject thereto in equal shares. The provisions of Section 3 of the Administration of Justice (Scotland) Act 1972 are hereby excluded.

6.4.	Upwards only:

Notwithstanding the decision of the said Chartered Surveyor in no event shall the rent FIRST payable by the Tenant after each date of review be less than the rent FIRST payable by the Tenant immediately before such date of review.

6.5.	Payment after date of review:

In the event that by the relevant date of review the amount of the revised rent has not been agreed or determined as aforesaid then in respect of the period of time (herein called “the said interval”) beginning with the date of review and ending on the rent payment date immediately following the date upon which the amount of the revised rent is agreed or determined as aforesaid (herein called “the relevant date”) the Tenant shall continue to pay to the Landlord the rent FIRST payable hereunder at the yearly rate payable immediately before the relevant date of review; Provided that on the relevant date there shall be due as a debt payable by the Tenant to the Landlord (without any requirement for any demand therefor by the Landlord) as arrears of rent an amount equal to the difference between the revised rent and the rent FIRST actually paid during the said interval and apportioned on a daily basis in respect of the said interval together with interest at 3% below the Prescribed Rate on such amount from the relevant date of review.

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6.6.	Statutory Restriction:

If at the relevant date of review the Landlord shall be obliged legally or otherwise to comply with any Act of Parliament dealing with the control of rent and which shall restrict or modify the Landlord’s right to revise the rent in accordance with the terms of this Clause 6 or which shall restrict the right of the Landlord to demand or accept payment of the full amount of the rent for the time being payable then the Landlord shall on each occasion that any such enactment is removed, relaxed or modified, be entitled on giving not less than three months’ notice in writing to the Tenant expiring after the date of each such removal, relaxation or modification to introduce an intermediate review date (herein called the “intermediate review date”) which shall be the date of expiration of such notice and the rent payable hereunder from an intermediate review date to the next succeeding date of review or intermediate review date (whichever shall first occur) shall be determined in like manner as the rent payable from each date of review as hereinbefore provided.

6.7.	Memorandum:

As soon as the amount of rent FIRST payable hereunder after the relevant date of review has been agreed or ascertained in accordance with the terms hereof (and if required by the Landlord so to do) the Landlord and the Tenant will at the expense of the Tenant forthwith execute a separate memorandum specifying the yearly amount of the said revised rent and the stamp duty (if any) payable in respect thereof and the cost of registration thereof and of three extracts shall be borne and paid by the Tenant.

7.	LAW OF SCOTLAND

The Lease shall be construed in accordance with the law of Scotland and the parties insofar as not subject to the jurisdiction of the Scottish Courts prorogate the jurisdiction of the Scottish Courts subject to any provision for arbitration contained in this Lease.

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8.	STAMP DUTY CERTIFICATE

The Landlord and the Tenant certify that there are no Missives of Let (constituting a lease) to which this Lease gives effect.

9.	CONSENT TO REGISTRATION

The parties consent to registration of the Lease and of the determination under Clause 6 and of any certificate issued in terms of the Lease for execution: IN WITNESS WHEREOF these presents consisting of this and thirty three preceding pages together with the Schedule and Plan annexed are subscribed as follows:- for and on behalf of the said G E Capital Corporation (Cumbernauld GP) Limited by Ian Gatiss and Anne Jevne, both Directors, at London on the Sixteenth day of August Two thousand and Four; for and on behalf of the said Kenmore Birmingham Limited by Andrew Edward White and John Kenneth Brown, both Directors, at Edinburgh on the Twenty first day of July Two thousand and Four; and they are subscribed for and on behalf of the said Biosil Limited by John Alan Alsop, Director, and Michael Christopher Cain, Company Secretary, at Douglas, Isle of Man on the Twenty ninth day of June Two thousand and Four.

This is the Schedule referred to in the foregoing Lease between the General Partners and Trustees of The Cumbernauld Limited Partnership and Biosil Limited of premises known as 129 Deerdykes View, Westfield Industrial Estate, Cumbernauld

/s/ Illegible Signature

/s/ Illegible Signature

/s/ Illegible Signature

/s/ Illegible Signature

/s/ John Alsop

/s/ Mickey Cain

Registers of Scotland

This is the Schedule referred to in the

foregoing lease between the General

Partners and Trustees of The Cumbernauld

Limited Partnership and Biosil Limited of

premises known as 129 Deerdykes View,

Westfield Industrial Estate, Cumbernauld

PART I

The Premises

The subjects outlined in red on the Plan known as129 Deerdykes View, Westfield Industrial Estate, Cumbernauld and forming part of Title Number DMB 49848.

/s/ Illegible Signature

/s/ Illegible Signature

/s/ Illegible Signature

/s/ Illegible Signature

/s/ John Alsop

/s/ Mickey Cain

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PART II

Tenant’s Rights

1.	A right of access in common with other authorised users for pedestrian and vehicular traffic to and from the Premises by way of the existing access roads and footpaths within the Landlord’s Development.

2.	A non-exclusive right to use such of the Service Media as are necessary for the due and proper enjoyment of the Premises.

3.	A non-exclusive right to use the parking areas specified from time to time by the Landlord and located within the Landlord’s Development.

4.	A right in common with the Landlord and other occupiers of the Landlord’s Development, in so far as the Landlord has right hereto, to the use and enjoyment of the Common Parts.

/s/ Illegible Signature

/s/ Illegible Signature

/s/ Illegible Signature

/s/ Illegible Signature

/s/ John Alsop

/s/ Mickey Cain

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PART III

Exceptions and Reservations

1.	To the Landlord the right to erect or to consent to any person erecting a new building or to alter any building for the time being on the Landlord’s Development or on any land adjoining, neighbouring or opposite to the Landlord’s Development. Provided that such alteration or erection does not materially diminish the access of light and air enjoyed by the Premises and the right to deal with the Landlord’s Development or any land adjoining, neighbouring or opposite to the Landlord’s Development as it may think fit but not so as substantially to interfere with the Tenant’s use and enjoyment of the Premises.

2.	To the Landlord, its servants, agents and licensees at all reasonable times and to the extent only that there is no reasonable and economic alternative with or without workmen the right on giving reasonable notice (except in emergency) to the Tenant to enter and remain upon the Premises with all necessary tools, appliances and materials (making good all damage occasioned thereby to the Premises) for the purposes of repairing, altering or rebuilding the Landlord’s Development or any land or buildings adjoining, neighbouring or opposite to the Landlord’s Development belonging to the Landlord and to cleanse, empty and repair any of the sewers, drains and gutters belonging to the same.

3.	To the Landlord the right to retain the Service Media in the Premises and to the Landlord and other occupiers of the Landlord’s Development and to any other owners or occupiers of any land or buildings adjoining, neighbouring or opposite the Premises the right of passage and running of water and soil, gas and electricity or other services or supplies from and to the same through such of the Service Media which now are or may hereafter be in, on or under the Premises and the right to enter upon the Premises for the purpose of inspecting, repairing, renewing, relaying, cleansing, maintaining and connecting up to any such existing or future Service Media (making good all damage occasioned thereby to the Premises).

4.

To the Landlord and other occupiers of the Landlord’s Development and to any other owners or occupiers of any land adjoining, neighbouring or opposite the Premises all necessary rights, servitudes and privileges for the full use and enjoyment of all parts of the Landlord’s Development or any such other land adjoining, neighbouring or opposite

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to the Premises. Provided always that in exercising any of the foregoing rights the Landlord shall cause as little interference as reasonably possible to the Premises and the business of the Tenant and shall forthwith make good any damage caused to the Premises and/or the Tenant’s fixtures and fittings therein by the exercise of the said rights.

/s/ Illegible Signature

/s/ Illegible Signature

/s/ Illegible Signature

/s/ Illegible Signature

/s/ John Alsop

/s/ Mickey Cain

Registers of Scotland

PART IV

Payment of Service Charge

The Service Charge shall be paid by the Tenant to the Landlord without any deduction, retention, set off or counterclaim whatever throughout the Period of this Lease in accordance with the following provisions:-

(a)	Subject to the provisions of paragraph (b) of this Part of the Schedule, the Interim Sum for each Accounting Period shall be paid by equal quarterly payments in advance at the four Service Charge Payment Days in each Accounting Period. The first of such payments shall become due at the Date of Entry and shall be a proportionate payment for the period from the Date of Entry to the first Service Charge Payment Day occurring thereafter and the next payment shall become due and payable at such Service Charge Payment Day for the quarter following and so forth quarterly thereafter during the Period of this Lease.

(b)	Either before or as soon as reasonably practicable after the commencement of every Accounting Period the Landlord shall serve or cause to be served on the Tenant written notice of the Interim Sum for the relevant Accounting Period; Provided that, without prejudice to the provisions of paragraphs (d) and (e) of this Part of the Schedule, if the written notice aforesaid shall be served after the first occurring Service Charge Payment Day in the relevant Accounting Period the Tenant shall, until service of the written notice aforesaid, make payments on account of the Interim Sum for the relevant Accounting Period in the manner provided by paragraph (a) of this Part of the Schedule at an annual rate equal to the Interim Sum (or, if greater and if the same shall then have been notified to the Tenant, the Service Charge) for the immediately preceding Accounting Period; Provided further that if the Landlord, by notice given to the Tenant, shall during the course of an Accounting Period intimate an increase in the Interim Sum already notified by the Landlord in terms hereof for that Accounting Period, the Tenant shall, at the Service Charge Payment Days following such notice in addition to paying a full quarterly sum based on the increased Interim Sum, pay and make over a further sum equal to the difference between the Service Charge already paid during that Accounting Period and the amount of the Service Charge which would have been payable in the period prior to the first such Service Charge Payment Day if the increased Interim Sum had been notified prior to the commencement of the Accounting Period in question.

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(c)	As soon as practicable after the expiry of every Accounting Period the Landlord shall serve or cause to be served on the Tenant a certificate by or on behalf of the Landlord of the Common Service Cost for the relevant Accounting Period.

(d)	Within fourteen days after the service on the Tenant by or on behalf of the Landlord of a certificate showing that the Service Charge for any Accounting Period exceeds the Interim Sum for that Accounting Period the Tenant shall pay the Landlord a sum equal to the excess provided that if there shall be any such excess in respect of the last Accounting Period commencing during the currency of the Lease the amount of such excess shall be a debt due from the Tenant to the Landlord.

(e)	If in any Accounting Period the Service Charge is less than the Interim Sum for that Accounting Period, a sum equal to the amount by which the Interim Sum paid exceeds the Service Charge shall be accumulated by the Landlord and shall be applied in or towards the Service Charge for the next following Accounting Period or Accounting Periods provided that if there shall be any such excess in respect of the last Accounting Period the amount of such excess shall be a debt due from the Landlord to the Tenant save that the Landlord shall be entitled to retain the amount aforesaid without liability for interest on account of any outstanding debt due from the Tenant to the Landlord under any of the provisions of the Lease or otherwise.

(f)	If the apportionment of the Common Service Cost between the several parties interested therein becomes in the sole opinion of the Landlord manifestly inequitable or inappropriate for any reason (including, without limitation, any adjustment or modification in the size or content of the Landlord’s Development) then the Service Charge shall be calculated and assessed by some just and equitable method to be determined by the Landlord but having reasonable regard to the interest of the Tenant, and the other occupiers of the Landlord’s Development.

(g)

Where in the opinion of the Landlord any tenant of a Lettable Unit in the Landlord’s Development (including the Tenant) derives a materially disproportionate benefit or advantage or does not derive any benefit or advantage directly or indirectly from the provision of the Common Services such adjustment (upwards or downwards as the case

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may require) shall be made to the proportion which the Service Charge bears to the Common Service Cost as the Landlord shall consider appropriate and equitable acting in accordance with the principles of good estate management of the Landlord’s Development.

(h)	Every notice, certificate, calculation, determination or assessment made by or on behalf of the Landlord referred to in this Part of the Schedule shall be conclusive and binding on the Tenant.

/s/ Illegible Signature

/s/ Illegible Signature

/s/ Illegible Signature

/s/ Illegible Signature

/s/ John Alsop

/s/ Mickey Cain

Registers of Scotland

PART V

The Common Services

1.	Inspecting, maintaining, repairing, cleaning, draining, lighting, landscaping, repainting, replacing, renewing, improving and altering the Common Parts in every case irrespective of the cause of any damage or deterioration.

2.	Complying with and executing all works as are or may be directed or required at any time upon or in respect of the Common Parts under any Act of Parliament, already or hereafter to be passed, and all notices which may be served by any public, local or statutory authority.

3.	Observing and performing the agreements, obligations, burdens, conditions and others, insofar as they affect the Common Parts, contained or referred to in the title deeds of the Landlord’s Development.

4.	Supplying, maintaining, replacing, repairing, renewing, improving and altering such fire precaution, fighting and warning and other safety equipment located within the Landlord’s Development as the Landlord may consider necessary or as may be required to be supplied and maintained by statute or by the Insurers and/or the fire or other relevant local or statutory authority and the provision of security fencing, a security and patrol service and such other security measures as the Landlord may require.

5.	Collecting and disposing of refuse, waste or other pollution emanating from or arising in respect of the Common Parts including the provision, maintenance, upgrading, replacement, and renewal of compaction equipment, containers and receptacles, provided however that the Tenant shall be exclusively responsible for ensuring the collection and disposal of all refuse, waste and other pollution emanating from or arising in respect of the Premises.

6.	In so far as is not the responsibility of the relevant local or statutory authority providing lighting, water, sewerage and drainage in respect of the Landlord’s Development as the Landlord may consider necessary.

7.	Paying all rates, taxes, assessments and outgoings from time to time payable in respect of the Common Parts to the extent that such cost is not wholly reimbursed to the Landlord by any third party or by the relevant local authority or statutory authority.

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8.	Effecting such insurances (including without limitation Property Owner’s Liability, Third Party Liability and Employer’s Liability) as the Landlord may require in relation to the Common Parts or the carrying out of the Common Services.

9.	Paying all charges, assessments and outgoings in respect of water, electricity, gas, communications and other public or statutory utilities relative to the Common Parts.

10.	Paying the irrecoverable cost of enforcing obligations (other than obligations for payment of rent or other liquidated sums) similar to the Tenant’s obligations set out in the Lease entered into now or hereafter by tenants of Lettable Units and rules and regulations made in relation to the Landlord’s Development.

11.	Administering, managing, securing and supervising the Landlord’s Development including without limitation (i) arranging for the payment and collection of all sums due to or by the Landlord in connection with the Landlord’s Development including without limitation the borrowing of monies to finance all or any part of the costs and expenditure involved in respect of the items specified in this Part of the Schedule, (ii) taking steps to abate any nuisance or disturbance or obstruction affecting the Landlord’s Development, (iii) providing managing agents (including the services of the Landlord), managers, supervisors, and other staff employed in connection therewith.

12.	Recording, allocating, managing and certifying the Common Service Cost, resolving disputes in relation to it and employing accountants, solicitors and surveyors and other professional advisers in these respects.

13.	As ancillary to and in furtherance of the Common Services providing, maintaining and renewing any other equipment and providing any other service which the Landlord considers proper for maintaining, securing or improving the facilities and amenities of the Landlord’s Development.

/s/ Illegible Signature

/s/ Illegible Signature

/s/ Illegible Signature

/s/ Illegible Signature

/s/ John Alsop

/s/ Mickey Cain

The plan referred to in the foregoing lease between The Cumbernauld Limited [illegible] and Biooil Limited.

Westfield
Industrial Area
Westfield
Industrial Area
Pond

(Company Secretary)

GEC

Scale 1: 1250

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NOW AVAILABLE
UNIT 129 - 7,427 SQ.FT.
UNIT 130 - 5 LET
UNIT 131 - 4 LET
King Sturge
0141 204 2221
Ryden

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AND the said Lords grant Warrant for lawful execution hereon.

EXTRACTED by me having commission to that effect from the Keeper of the Registers of Scotland